
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 23, 1999

                                 REGENCY BANCORP
             (Exact name of registrant as specified in its charter)

           California                       000-23815           77-0378956
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                    Identification No.)

7060 N. Fresno, Fresno, California                                 93720
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:   (209) 438-2600

                                 Not Applicable
         (Former name or former address, if changed since last report).



                                                              Page 1 of 5 pages


                                                The Exhibit Index is on Page 4.

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Item 5.           OTHER EVENTS.

                  The Registrant issued a press release dated April 23, 1999 announcing that it has declared a $.10 per share cash dividend for its shareholders of record May 7, 1999. The dividend will be paid on June 4, 1999. The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable.

         (c)      EXHIBITS.

                  (99.1)   Press Release dated April 23, 1999











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  REGENCY BANCORP

Date:    April 26, 1999                              /s/ STEVEN R. CANFIELD
                                                     ----------------------
                                                     Steven R. Canfield
                                                     EVP & CFO



















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                                  EXHIBIT INDEX

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

 Exhibit No.                                Description
 -----------                                -----------
    99.1                         Press Release dated April 23, 1999

















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